KPMG LLP
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Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Navient Credit Funding, LLC (the “Company”)
Navient Corporation
Navient Solutions, LLC
Barclays Capital Inc.
BofA Securities, Inc.
J.P. Morgan Securities LLC
RBC Capital Markets, LLC
(together, the “Specified Parties”)

Re: Navient Private Education Refi Loan Trust 2021-A – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “2021-A_LoanTape_Formatted.xlsx” (the “Data File”), provided by the Company on December 9, 2020, containing certain information related to 10,684 student loans (the “Student Loans”) as of December 2, 2020 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Navient Private Education Refi Loan Trust 2021-A. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We are independent certified public accountants with respect to the Company and its affiliates under Rule 1.200.001 of the AICPA’s Code of Professional Conduct.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and first payment dates were within $1.00 and two (2) days, respectively.

•
The term “FDR System” means the Company’s internal servicing system containing certain information such as interest rate, loan status, first payment date, original loan balance, current loan balance, and original maturity date related to the Selected Student Loans (defined below).

•	The term “CARES System” means the Company’s internal servicing system containing certain information regarding the financial history of the Selected Student Loans.

•
The term “Earnest Internal Tool Account Number Page” means a screenshot containing certain information from the Company’s internal loan account overview system (e.g. repayment schedule, payment history, interest rate, original loan balance, etc.) for the Selected Student Loans.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•
The term “Verify Report Page” means a screenshot containing certain information from the Company’s internal application verification tool such as: school type, school name, and school degree for the Selected Student Loans.

•
The term “Application Underwriting Snapshot Page” means a screenshot containing information from the Company’s internal application underwriting tool related to education degree and school name for the Selected Student Loans.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in the Title IV federal student aid programs that we were instructed by the Company to download from the “Federal Student Aid Website” (https://ifap.ed.gov/ilibrary/document-types/federal- school-code-list).

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post-secondary Education (OPE) that we were instructed by the Company to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/).

•	The term “Amortized Payment History Schedule” means a schedule of the payment history information of certain Selected Student Loans extracted from the FDR System.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value, as described in Exhibit C.

•
The term “Loan File” means any file containing some or all of the following documents, as applicable, for each of the Selected Student Loans: Loan Agreement, Earnest Internal Tool Account Number Page, Verify Report Page, Application Underwriting Snapshot Page, Title IV Federal School Code List, Accredited Programs List, Amortized Payment History Schedule, “Principal” field in the CARES System, and the following screens in the FDR System: #BS Screen, #BS1 Screen, #BS3 Screen, #BS5 Screen, #CDS Screen, #CIS Screen, #CMS Screen, #CSS Screen, #EDH Screen, #ED2 Screen, #NM AF Screen, #NM CC Screen, #NM CS Screen, #NPO Screen, and #HDI Screen. The Loan File was represented by the Company to be a copy of the original Loan File or electronic records contained within the respective system or website.

We were instructed by the Company to perform the following agreed-upon procedures on the Student Loans in the Data File.

A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 358 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared or recomputed the specified attributes in the Data File to or using the corresponding information in the respective Loan File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Loan File for each of the specified attributes, utilizing the Instructions as applicable, constituted an exception. The Loan File documents are listed in the order of priority until such attribute was agreed.

Attributes	Loan File Instructions

Loan Number	Earnest Internal Tool Account Number Page

Loan Type	Loan Agreement, Earnest Internal Tool Account Number Page

2

Attributes	Loan File Instructions

Borrower State	”Address” field on #BS1 Screen

Interest Rate
“INT RT” column on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO PAY FLAG” field on #NM AF Screen, #HDI Screen for interest rate with borrower benefit related information

Payment Frequency	“MISC 13” field on #NM CS Screen, “PREV AUTO FLAG” field on #CMS Screen and Instructions

Loan Status	“CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on #BS3 Screen, notation of status change on #CIS Screen, “ORIG STMT STATUS” field on #ED2 Screen and Instructions

First Payment Date	“RPMT BEGIN DT” field on #EDH Screen or “1st ACTIVE DATE” field on #BS5 Screen

Original Loan Balance	“FINANCIAL INSTITUTION” field on #NM CC Screen

For Selected Student Loans without Original Loan Balance information in the FDR System: “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page

Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “CUR BAL” field on #BS Screen, “FINANCIAL INSTITUTION” field on #NM CC Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “DISBURSEMENT” and “ADJUSTMENT” fields on #CSS Screen or #CDS Screen, “RETRO PROCESSING” field on #ED2 Screen, “Interest Rate” field on #CSS Screen, CYCLE DATE on #EDH Screen, “PAYMENT” fields on #CSS Screen or #CDS Screen, “Principal” field in the CARES system, and Instructions

Original Maturity Date	“MATURITY DT” field on #EDH Screen, “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, notation of status change on #CIS Screen

School Type	“Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions

School Name	“Verified School Name” field in the “Educations” section of the Verify Report Page, “Underwritten Education School Name” field in the Application Underwriting Snapshot Page, and Instructions.

Observed the School Name appeared in the Title IV Federal Student Aid Programs utilizing the Instructions.

3

Attributes	Loan File Instructions

School Degree	“Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions

Original FICO Score	“EDS SCR01” or “EDS SCR02” field in “FICO INFO” tab on #HDI Screen

The information regarding the Selected Student Loans was found to be in agreement with the respective information contained in the Loan Files, except as listed in Exhibit B.

Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 10,684 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on information included in the Data File and Loan Files, and Instructions, without verification or evaluation of such information, methodologies, or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Student Loans, (ii) the reasonableness of the Instructions (iii) the reliability or accuracy of the Loan Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA
January 5, 2021

4

Exhibit A - The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2021A001	39	2021A039	77	2021A077	115	2021A115	153	2021A153
2	2021A002	40	2021A040	78	2021A078	116	2021A116	154	2021A154
3	2021A003	41	2021A041	79	2021A079	117	2021A117	155	2021A155
4	2021A004	42	2021A042	80	2021A080	118	2021A118	156	2021A156
5	2021A005	43	2021A043	81	2021A081	119	2021A119	157	2021A157
6	2021A006	44	2021A044	82	2021A082	120	2021A120	158	2021A158
7	2021A007	45	2021A045	83	2021A083	121	2021A121	159	2021A159
8	2021A008	46	2021A046	84	2021A084	122	2021A122	160	2021A160
9	2021A009	47	2021A047	85	2021A085	123	2021A123	161	2021A161
10	2021A010	48	2021A048	86	2021A086	124	2021A124	162	2021A162
11	2021A011	49	2021A049	87	2021A087	125	2021A125	163	2021A163
12	2021A012	50	2021A050	88	2021A088	126	2021A126	164	2021A164
13	2021A013	51	2021A051	89	2021A089	127	2021A127	165	2021A165
14	2021A014	52	2021A052	90	2021A090	128	2021A128	166	2021A166
15	2021A015	53	2021A053	91	2021A091	129	2021A129	167	2021A167
16	2021A016	54	2021A054	92	2021A092	130	2021A130	168	2021A168
17	2021A017	55	2021A055	93	2021A093	131	2021A131	169	2021A169
18	2021A018	56	2021A056	94	2021A094	132	2021A132	170	2021A170
19	2021A019	57	2021A057	95	2021A095	133	2021A133	171	2021A171
20	2021A020	58	2021A058	96	2021A096	134	2021A134	172	2021A172
21	2021A021	59	2021A059	97	2021A097	135	2021A135	173	2021A173
22	2021A022	60	2021A060	98	2021A098	136	2021A136	174	2021A174
23	2021A023	61	2021A061	99	2021A099	137	2021A137	175	2021A175
24	2021A024	62	2021A062	100	2021A100	138	2021A138	176	2021A176
25	2021A025	63	2021A063	101	2021A101	139	2021A139	177	2021A177
26	2021A026	64	2021A064	102	2021A102	140	2021A140	178	2021A178
27	2021A027	65	2021A065	103	2021A103	141	2021A141	179	2021A179
28	2021A028	66	2021A066	104	2021A104	142	2021A142	180	2021A180
29	2021A029	67	2021A067	105	2021A105	143	2021A143	181	2021A181
30	2021A030	68	2021A068	106	2021A106	144	2021A144	182	2021A182
31	2021A031	69	2021A069	107	2021A107	145	2021A145	183	2021A183
32	2021A032	70	2021A070	108	2021A108	146	2021A146	184	2021A184
33	2021A033	71	2021A071	109	2021A109	147	2021A147	185	2021A185
34	2021A034	72	2021A072	110	2021A110	148	2021A148	186	2021A186
35	2021A035	73	2021A073	111	2021A111	149	2021A149	187	2021A187
36	2021A036	74	2021A074	112	2021A112	150	2021A150	188	2021A188
37	2021A037	75	2021A075	113	2021A113	151	2021A151	189	2021A189
38	2021A038	76	2021A076	114	2021A114	152	2021A152	190	2021A190

(*) The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Account Numbers.
A-1

Exhibit A - The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2021A191	229	2021A229	267	2021A267	305	2021A305	343	2021A343
192	2021A192	230	2021A230	268	2021A268	306	2021A306	344	2021A344
193	2021A193	231	2021A231	269	2021A269	307	2021A307	345	2021A345
194	2021A194	232	2021A232	270	2021A270	308	2021A308	346	2021A346
195	2021A195	233	2021A233	271	2021A271	309	2021A309	347	2021A347
196	2021A196	234	2021A234	272	2021A272	310	2021A310	348	2021A348
197	2021A197	235	2021A235	273	2021A273	311	2021A311	349	2021A349
198	2021A198	236	2021A236	274	2021A274	312	2021A312	350	2021A350
199	2021A199	237	2021A237	275	2021A275	313	2021A313	351	2021A351
200	2021A200	238	2021A238	276	2021A276	314	2021A314	352	2021A352
201	2021A201	239	2021A239	277	2021A277	315	2021A315	353	2021A353
202	2021A202	240	2021A240	278	2021A278	316	2021A316	354	2021A354
203	2021A203	241	2021A241	279	2021A279	317	2021A317	355	2021A355
204	2021A204	242	2021A242	280	2021A280	318	2021A318	356	2021A356
205	2021A205	243	2021A243	281	2021A281	319	2021A319	357	2021A357
206	2021A206	244	2021A244	282	2021A282	320	2021A320	358	2021A358
207	2021A207	245	2021A245	283	2021A283	321	2021A321
208	2021A208	246	2021A246	284	2021A284	322	2021A322
209	2021A209	247	2021A247	285	2021A285	323	2021A323
210	2021A210	248	2021A248	286	2021A286	324	2021A324
211	2021A211	249	2021A249	287	2021A287	325	2021A325
212	2021A212	250	2021A250	288	2021A288	326	2021A326
213	2021A213	251	2021A251	289	2021A289	327	2021A327
214	2021A214	252	2021A252	290	2021A290	328	2021A328
215	2021A215	253	2021A253	291	2021A291	329	2021A329
216	2021A216	254	2021A254	292	2021A292	330	2021A330
217	2021A217	255	2021A255	293	2021A293	331	2021A331
218	2021A218	256	2021A256	294	2021A294	332	2021A332
219	2021A219	257	2021A257	295	2021A295	333	2021A333
220	2021A220	258	2021A258	296	2021A296	334	2021A334
221	2021A221	259	2021A259	297	2021A297	335	2021A335
222	2021A222	260	2021A260	298	2021A298	336	2021A336
223	2021A223	261	2021A261	299	2021A299	337	2021A337
224	2021A224	262	2021A262	300	2021A300	338	2021A338
225	2021A225	263	2021A263	301	2021A301	339	2021A339
226	2021A226	264	2021A264	302	2021A302	340	2021A340
227	2021A227	265	2021A265	303	2021A303	341	2021A341
228	2021A228	266	2021A266	304	2021A304	342	2021A342

(*) The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Account Numbers.
A-2

Exhibit B - Exception List

Selected Student Loan Number	Student Loan Number	Attribute	Per Data File	Per Loan File

29	2021A029	School Name appearing in Title IV Federal Student Aid Programs	IE University	Information not found

47	2021A047	School Name appearing in Title IV Federal Student Aid Programs	IE University	Information not found

B-1

Exhibit C - Instructions

Attribute	Instructions
Payment Frequency
Payment Frequency is considered to be:

-   “Bi-Weekly” if the 45th position of the “MISC 13” field on the #NM CS Screen was “B” or the “PREV AUTO PAY FLAG” field on the #CMS Screen indicated “0,”

-   “Monthly” if the 45th position of the “MISC 13” field on the #NM CS Screen was not “B” or the “PREV AUTO PAY FLAG” field on the #CMS Screen indicated “A.”

Loan Status
Loan Status is considered to be “active” if the “CURR LOAN STAT” field on the #EDH Screen was “RPMT” and the “MISC FIELD 2” column on the #BS3 Screen was “D0000,” or if the “STAT” column on the #EDH Screen does not begin with letter “P.”

Current Principal Balance	Compare or recompute the Current Principal Balance as follows (Instructions are listed in order of priority until the attribute was agreed):

	a)	Compare to the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen.

	b)	Compare to the amount in the “CUR BAL” field on the #BS Screen.

	c)	Compare to the amount in the “FINANCIAL INSTITUTION” field on the #NM CC Screen.

	d)	Recompute the Current Principal Balance as follows:

i.
Add any applicable Repayment Fee (shown under the “RPMT FEE” field on the #ED2 Screen) or applicable Capitalized Interest (shown under the “CAP INT” field on the #ED2 Screen) to the “ACCOUNT BALANCE” column on the #CSS Screen, and subtract any applicable disbursement amount (shown under the “DISBURSEMENT” field on the #CSS Screen or the #CDS Screen) or applicable adjustment (shown under the “ADJUSTMENT” field on the #CSS Screen or the #CDS Screen);

ii.
Subtract any amount indicated in the “RETRO PROCESSING” field on the #ED2 Screen and any additional principal payment applied after the Cutoff Date, identified by either (1) subtracting the recalculated accrued interest (“Interest Rate” field on the #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on the #EDH Screen to the day before the date of the first Payment under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” column on the #CSS Screen) from the first Payment made under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, or (2) under the “Principal” field in the CARES system; and,

		iii.	Subtract any principal paid amount in the “PRINCIPAL PAID” field from the Amortized Payment History Schedule after the last transaction date reflected in the #CSS Screen but before the Cutoff Date.
School Type
School Type is considered to be “No” (not undergraduate) if the school name in the “underwritten_education_ school_ name” field in the Data File indicates either (i) the underwritten school is a high school or (ii) “NULL” and the “is_parent_plus” field in the Data File indicates “Yes.”

C-1

Attribute	Instructions
School Name
School Name is considered to be “NULL” if (i) the school name in the “underwritten_education_school_name” field in the Data File is “NULL,” and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

School appearing in Title IV Federal Aid Programs	Instructions are listed in order of priority until the attribute was agreed:

	a)	Compare the school name under the “underwritten_education_school_name” field in the Data File to the corresponding information on the Title IV Federal School Code List.

b)
Compare the U.S. Department of Education’s Office of Postsecondary Education (OPE) code under the “underwritten_ education_opeid” field in the Data File to the “SchoolCode” field in the Title IV Federal School Code List.

	c)	Observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Institution_Name” field in the Accredited Programs List.

d)
Observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Verified School Name” field in the “Educations” section of the Verify Report Page or “Underwritten Education School Name” field in the Application Underwriting Snapshot Page.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicated the underwritten school was a high school or “NULL,” Observe if the “is_parent_plus” field in the Data File indicated “Yes,” which indicates the loan is a Parent Plus loan and therefore the parent’s highest achieved education was used to originate the loan. If the highest achieved education was high school or “NULL,” the parent did not possess a collegiate degree, and there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicated the school was a satellite campus, but the Title IV Federal School Code List or the Accredited Programs List designation was not available at the satellite campus level, compare the name of the college or university to which the satellite campus relates to the corresponding information in the Title IV Federal School Code List or the Accredited Programs List.

School Degree	School Degree is considered to be:

-   “Masters” or “MD” if the “Degree” field in the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “medical_other” or “DO,” respectively.

- “NULL” if (i) the school name in the “underwritten_education_ degree” field in the Data File is “NULL,” and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

C-2